MERRILL LYNCH
SHORT-TERM
GLOBAL INCOME
FUND, INC.








FUND LOGO








Quarterly Report

March 31, 1997




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Short-Term Global
Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.


Officers and
Directors


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Edward F. Gobora, Vice President
David B. Walter, Vice President
Stephen Yardley, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863



DEAR SHAREHOLDER


Portfolio Review
During the quarter ended March 31, 1997, global fixed-income markets either declined or remained stable as different growth criteria and central bank bias affected individual markets in various ways. In the dollar bloc countries, fixed-income markets remained under pressure with the US Federal Reserve Board finally increasing interest rates toward the end of the March quarter. Prior to the increase in interest rates, Canadian, Australian and US markets were negatively affected as fundamentals discounted the Federal Reserve Board's move. With economic and inflationary growth measures appearing to be rising in the United States, investors once again are discounting additional interest rate increases. This scenario, while negative for bonds, remains very positive for the US dollar, and the Fund continued to be largely hedged back in US dollars.

European bond markets were also negatively affected by the dollar bloc fundamentals. Though rallying in January as central banks continued with an easing bias, the late sell off in February and March allowed most markets to be relatively unchanged for the quarter ended March 31, 1997. While on the path to European Monetary Union (EMU), we expect European central banks to continue their bias toward stable accommodative monetary policies.

During the three months ended March 31, 1997, the Fund remained focused on short-term money market instruments with currency exposure hedged back to US dollars to seek to maintain net asset value stability. In addition, we expanded our exposure to the higher-yielding dollar bloc countries with approximately 70% of the Fund allocated to these markets. This positioning positively affected the Fund with the strong dollar, rising interest rate scenario experienced during the first three months of the year.

Market Review
The US dollar remained the currency of choice as we entered 1997. The strength of the US economy and interest rate differentials in favor of US fixed-income securities were significant fundamental factors propelling the US dollar against the majority of global currencies. In addition, various comments by US government officials displayed the administration's preference for a stronger dollar. As we have for the majority of 1996, we remained primarily hedged into the dollar to offset any currency depreciation of non-dollar assets in the Fund.

Investors focused on the possibility of emerging evidence of inflation as economies displayed rising growth patterns, especially in the dollar bloc countries. In the United States, declines in unemployment and upward pressure on wage rates kept the bond market weak for the majority of the month. Favorable comments by Federal Reserve Board Chairman Alan Greenspan detailing the 0.05%--1.5% overstating of inflation in the Consumer Price Index allowed for long-term interest rates in the United States to remain below 7%.

Bond markets in Europe remained firm for the most part, with long-term interest rates declining as inflation results continued to surprise to the downside. In Spain, consumer prices rose on an annualized basis to 2.9% while Sweden displayed an annualized 0.2%. These types of results allowed for further monetary policy easing by the central banks. During January 1997, central banks reduced short-term borrowing rates in France, Portugal, Italy and Spain. However, in the United Kingdom, strength in domestic demand and above-trend growth kept retail price inflation above 3%. As a result, Bank of England Governor Eddie George stressed the importance of preemptive rate increases and kept short-term interest rates relatively firm.

In the Pacific Basin, the New Zealand dollar declined off intermediate-term highs as Federal Reserve Governor Brash stated the exchange rate had risen to undesirable levels. In addition, the Australian currency was under pressure as the largest trade deficit in 12 months was reported.

Our fixed-income positions continually emphasized the short ends of the markets which we invested in. In addition to the United States, our exposures were in the following relatively high yielding markets: Italy, New Zealand, Spain, Ireland, and Australia. We also maintained positions in Canada and the United Kingdom and created a strong income stream while limiting price volatility.

February was dominated by continued strength in the US dollar. In Germany, high unemployment and deteriorating confidence in Germany's economic performance contributed to the Deutschemark's depreciation. However, Bundesbank President Tietmeyer stated that he was against any further rise in the dollar against the Deutschemark and a decrease in short-term interest rates was unlikely in the near future. In addition, in Japan Finance Minister Mitsuzuka stated an excessive weakening of the yen was unlikely as currencies should reflect economic fundamentals.

Of note, finance ministers and central bank governors of the Group of Seven Industrialized Nations met to discuss the foreign exchange and financial markets. Attendants expressed their belief that the major misalignments in the foreign exchange markets noted in their April 1995 meeting were corrected. Officials also agreed that exchange rates should reflect economic fundaments and excess volatility was undesirable.

Strong employment figures in Australia dispelled hopes for a rate reduction in the near future. Reserve Bank of Australia Governor Ian Macfarlane stated that the Royal Bank of Australia is watching for the effects of the last three interest rate cuts. Lower Australian bond yields fueled speculation that maturing proceeds from Australian dollar-denominated Samurai bonds would be reinvested in other currencies.

In Europe, bond markets in February were relatively stable. The Labour Party won a key by-election in the United Kingdom bringing Prime Minister Major's Conservative government to a minority. The victory gave confidence to the Labour Party ahead of the general election in May, which resulted in a Labour Party victory. The key policy on Labour Leader Tony Blair's agenda is the reduction of the value added tax, among other tax reductions. Sterling came under pressure ahead of elections, and expectations for a tightening in monetary policy were on hold.

Discussions in Italy focused on the country's participation in the EMU. The EMU's statistical office approved Italy's methods of tax computation, increasing the government's chances of meeting the deficit/gross domestic product requirement. Various European leaders commented on Italy's prospects for EMU entry, and the Italian government reaffirmed its commitment to meeting all the criteria needed for approval. The Lower House and the Senate approved the 1997 budget which will reduce the public sector deficit by $37.2 billion during the year.

During March, bond markets were adversely affected by the US Federal Reserve Board Open Market Committee's decision to increase the Federal Funds rate by 25 basis points (0.25%) to 5.50%. Federal Reserve Board Chairman Alan Greenspan elected to raise interest rates preemptively, to contain inflationary pressures and to respond to a growing economy. He supported the decision by stating that the US economy was growing near to full capacity and potential imbalances in the economy could bring about higher price pressures. In addition, European bonds also traded negatively as economic growth measures, higher dollar bloc interest rates, and the potential for a delay in the start of EMU brought sellers into various markets. However, comments by Germany's Finance Minister Waigel stating Germany would make every effort to meet necessary EMU criteria through spending cuts brought some support to European fixed-income securities.

The Japanese government announced a package of measures aimed at boosting liquidity in Japan's land market. Under the deal, the government will purchase land held as collateral for loans. The package will make it easier for banks to convert their bad land loans into cash and help banks resolve the bad loan situation.

As we ended the March quarter, we maintained our short-term higher-yielding European positions and dollar bloc positions in order to seek to generate an attractive current income stream, while hedging the currency exposure to limit net asset value volatility.

In Conclusion
We thank you for your continued investment in Merrill Lynch Short-Term Global Income Fund, Inc., and we look forward to reviewing our outlook with you again in our next report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Alex V. Bouzakis)
Alex V. Bouzakis
Vice President and
Senior Portfolio Manager

(Edward F. Gobora)
Edward F. Gobora
Vice President and
Portfolio Manager







(David B. Walter)
David B. Walter
Vice President and
Portfolio Manager







(Stephen Yardley)
Stephen Yardley
Vice President and
Portfolio Manager



May 7, 1997



PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Performance
Summary--
Class A Shares
                                Net Asset Value         Capital Gains
Period Covered               Beginning     Ending        Distributed     Dividends Paid*        % Change**
10/21/94--12/31/94             $8.11       $7.90             --               $0.103              -1.33%
1995                            7.90        7.91             --                0.537              +7.14
1996                            7.91        7.89             --                0.500              +6.29
1/1/97--3/31/97                 7.89        7.83             --                0.089              +0.54
                                                                              ------
                                                                        Total $1.229

                                                          Cumulative total return as of 3/31/97: +12.96%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


PERFORMANCE DATA (continued)

Performance
Summary--
Class B Shares
                                Net Asset Value         Capital Gains
Period Covered               Beginning     Ending        Distributed     Dividends Paid*        % Change**
8/3/90--12/31/90              $10.00       $9.93             --               $0.404              +3.40%
1991                            9.93        9.68             --                0.885              +6.63
1992                            9.68        8.69             --                0.687              -3.39
1993                            8.69        8.63             --                0.581              +6.15
1994                            8.63        7.89             --                0.463              -3.30
1995                            7.89        7.90             --                0.474              +6.31
1996                            7.90        7.81             --                0.438              +4.52
1/1/97--3/31/97                 7.81        7.75             --                0.076              +0.34
                                                                              ------
                                                                        Total $4.008
                                                          Cumulative total return as of 3/31/97: +21.91%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                                Net Asset Value         Capital Gains
Period Covered               Beginning     Ending        Distributed     Dividends Paid*        % Change**
10/21/94--12/31/94             $8.11       $7.89             --               $0.079              -1.74%
1995                            7.89        7.72             --                0.435              +3.48
1996                            7.72        7.67             --                0.422              +4.93
1/1/97--3/31/97                 7.67        7.62             --                0.074              +0.45
                                                                              ------
                                                                        Total $1.010

                                                           Cumulative total return as of 3/31/97: +7.16%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                                Net Asset Value         Capital Gains
Period Covered               Beginning     Ending        Distributed     Dividends Paid*        % Change**
8/3/90--12/31/90              $10.00       $9.93             --               $0.436              +3.73%
1991                            9.93        9.68             --                0.941              +7.23
1992                            9.68        8.70             --                0.735              -2.79
1993                            8.70        8.64             --                0.625              +6.69
1994                            8.64        7.89             --                0.506              -2.91
1995                            7.89        7.90             --                0.517              +6.87
1996                            7.90        7.81             --                0.480              +5.09
1/1/97--3/31/97                 7.81        7.76             --                0.085              +0.60
                                                                              ------
                                                                        Total $4.325

                                                          Cumulative total return as of 3/31/97: +26.54%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.

Recent
Performance
Results
                                                                                    12 Month     3 Month
                                                  3/31/97   12/31/96   3/31/96      % Change     % Change
Class A Shares*                                    $7.83      $7.89     $7.86        -0.38%       -0.76%
Class B Shares*                                     7.75       7.81      7.85        -1.27        -0.77
Class C Shares*                                     7.62       7.67      7.71        -1.17        -0.65
Class D Shares*                                     7.76       7.81      7.85        -1.15        -0.64
Class A Shares--Total Return*                                                        +5.71(1)     +0.54(2)
Class B Shares--Total Return*                                                        +3.95(3)     +0.34(4)
Class C Shares--Total Return*                                                        +3.99(5)     +0.45(6)
Class D Shares--Total Return*                                                        +4.65(7)     +0.60(8)
Class A Shares--Standardized 30-day Yield           4.26%
Class B Shares--Standardized 30-day Yield           3.56%
Class C Shares--Standardized 30-day Yield           3.52%
Class D Shares--Standardized 30-day Yield           3.93%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.468 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.089 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.405 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.076 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.392 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.074 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.448 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.085 per share ordinary income dividends.


PERFORMANCE DATA (concluded)


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/97                         +5.71%         +1.48%
Inception (10/21/94) through 3/31/97       +5.12          +3.38

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/97                         +3.95%         +0.01%
Five Years Ended 3/31/97                   +1.88          +1.88
Inception (8/3/90) through 3/31/97         +3.02          +3.02

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/97                         +3.99%         +3.00%
Inception (10/21/94) through 3/31/97       +2.87          +2.87

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                         +4.65%         +0.46%
Five Years Ended 3/31/97                   +2.42          +1.59
Inception (8/3/90) through 3/31/97         +3.60          +2.97

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)



                                     Maturity                                             Interest                  Percent of
COUNTRIES             Face Amount      Date                  Issue                         Rate++         Value     Net Assets
Australia       A$       15,950,000   5/14/97   Queensland Treasury Corp. (3)               8.00 %    $ 12,526,515     5.40%


                                                Total Investments in Australia
                                                (Cost--$12,594,760)                                     12,526,515     5.40


Canada          C$        3,258,000   9/02/97   General Electric Capital Corp. (2)          6.25         2,381,644     1.03
                          3,500,000   2/01/00   Government of Canada (1)                    5.50         2,540,323     1.10
                          5,235,000  12/19/97   Toyota Motor Credit Corp. (2)               6.25         3,826,101     1.65


                                                Total Investments in Canada
                                                (Cost--$8,976,672)                                       8,748,068     3.78


Germany         DM        9,060,000   7/11/97   Depfa Bank (2)                              3.125        5,444,169     2.35
                          6,990,687   4/10/97   Grand Cayman, Time Deposit (2)              3.062        4,202,397     1.81
                          4,540,323   4/11/97   Grand Cayman, Time Deposit (2)              3.125        2,729,380     1.18
                          7,600,000   4/21/97   Grand Cayman, Time Deposit (2)              3.125        4,568,680     1.97
                          4,957,901   4/24/97   Grand Cayman, Time Deposit (2)              3.187        2,980,403     1.29


                                                Total Investments in Germany
                                                (Cost--$20,176,313)                                     19,925,029     8.60


Ireland         Iep       7,320,000   7/27/97   Irish Government Treasury Gilt (1)          8.75        11,741,564     5.07


                                                Total Investments in Ireland
                                                (Cost--$12,085,996)                                     11,741,564     5.07

Italy           Lit   4,990,000,000  10/14/97   ABB Finance Inc. (2)                       11.40         3,064,857     1.32
                      3,420,000,000   9/05/97   Abbey National Treasury Services
                                                  PLC (2)                                  10.70         2,084,893     0.90
                     14,960,000,000   8/01/97   Buoni Poliennali Del Tesoro
                                                  (Italian Government Bonds) (1)            8.50         8,992,202     3.88
                      7,300,000,000   2/01/99   Buoni Poliennali Del Tesoro (Italian
                                                  Government Bonds) (1)                     9.50         4,552,178     1.96
                      2,360,000,000   6/02/97   Council of Europe (1)                      11.40         1,428,922     0.61
                      1,770,000,000   5/12/97   Electricite de France (2)                   8.00         1,058,166     0.46


                                                Total Investments in Italy
                                                (Cost--$22,670,780)                                     21,181,218     9.13


New Zealand     NZ$      17,000,000   6/18/97   New Zealand Treasury Bill (1)               9.50        11,623,575     5.02
                         30,000,000   9/17/97   New Zealand Treasury Bill (1)               7.40        20,117,690     8.68


                                                Total Investments in New Zealand

                                                (Cost--$31,302,732)                                     31,741,265    13.70


United Kingdom  Pound    11,000,000   8/06/97   United Kingdom Gilt (1)                     7.00        18,162,212     7.84
                Sterling

                                                Total Investments in the United
                                                Kingdom (Cost--$18,132,183)                             18,162,212     7.84

United States   US$      11,000,000   4/03/97   BZW Security, Repurchase Agreement*
                                                  purchased on 3/27/97 (2)5.40                          11,000,000     4.74
                         11,000,000   4/01/97   Chase Mortgage Finance Corp.,
                                                  Repurchase Agreement* purchased
                                                  on 3/25/97 (2)                            5.35        11,000,000     4.74
                         10,000,000   4/01/97   Citibank New York State, Repurchase
                                                  Agreement* purchased on 3/25/97 (2)       5.40        10,000,000     4.31
                         22,500,000   4/15/97   Federal Home Loan Mortgage Corp. (3)        5.44        22,452,400     9.69
                         10,481,000   4/01/97   HSBC Securities, Repurchase Agreement*
                                                  purchased on 3/31/97 (2)                  5.875       10,481,000     4.52
                         11,000,000   4/01/97   Morgan (J.P.) & Company, Inc.,
                                                  Repurchase Agreement* purchased on
                                                  3/31/97 (2)                               5.75        11,000,000     4.75
                         11,000,000   4/01/97   Morgan Stanley Group Inc., Repurchase
                                                  Agreement* purchased on 3/25/97 (2)       5.46        11,000,000     4.75
                         11,000,000   4/09/97   PaineWebber Inc., Repurchase Agreement*
                                                  purchased on 3/26/97 (2)                  5.54        11,000,000     4.75
                         11,000,000   4/10/97   Sanwa Bank Ltd., Repurchase Agreement*
                                                  purchased on 3/27/97 (2)                  5.46        11,000,000     4.75

                                                Total Investments in the United States
                                                (Cost--$108,933,400)                                   108,933,400    47.00



                                                Total Investments (Cost--$234,872,836)                 232,959,271   100.52


SCHEDULE OF INVESTMENTS (concluded)                                                                            (in US dollars)
OPTIONS                         Nominal Value                                             Strike                    Percent of
WRITTEN                      Covered by Options              Issue                        Price             Value   Net Assets

                Call Options        3,000,000   Canadian Bonds, 5.50% 2/01/00,
                Written                         expiring April 1997                    C$     101.45  $       (216)    0.00%


                Currency            9,000,000   British Pound, expiring April 1997     Pound    1.64       (28,800)   (0.01)
                Call Options                                                           Sterling
                Written

                Currency            9,000,000   Deutschemark, expiring April 1997      DM       1.697       (2,700)    0.00
                Put Options         9,000,000   Italian Lira, expiring April 1997      Lit  1,688          (13,500)   (0.01)
                Written


                                                Total Options Written (Premiums
                                                Received--$20,686)                                         (45,216)   (0.02)


                Total Investments, Net of Options Written (Cost--$234,852,150)                         232,914,055   100.50

                Unrealized Depreciation on Forward Foreign Exchange Contracts++++                       (1,203,898)   (0.52)

                Other Assets Less Liabilities                                                               54,742     0.02
                                                                                                      ------------   -------
                Net Assets                                                                            $231,764,899   100.00%
                                                                                                      ============   =======
                Net Asset Value:         Class A--Based on net assets of $2,598 and
                                                  332 shares outstanding                              $       7.83
                                                                                                      ============
                                         Class B--Based on net assets of $214,743,688
                                                  and 27,699,131 shares outstanding                   $       7.75
                                                                                                      ============
                                         Class C--Based on net assets of $154,451 and
                                                  20,281 shares outstanding                           $       7.62
                                                                                                      ============
                                         Class D--Based on net assets of $16,864,162
                                                  and 2,174,577 shares outstanding                    $       7.76
                                                                                                      ============

                Corresponding industry groups for securities (percent of net assets):
             (1)Sovereign Government Obligations--34.16%
             (2)Financial Services--51.27%
             (3)Sovereign/Regional Government Obligations--Agency--15.09%
               *Repurchase Agreements are fully collateralized by US Government
                & Agency Obligations.
              ++Commercial Paper and certain US Treasury and Foreign Treasury
                Obligations are traded on a discount basis; the interest rates shown represent the yield-to-maturity at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on floating rate securities are adjusted periodically based on appropriate indexes; the interest rates shown are those in effect at March 31, 1997.
            ++++Forward foreign exchange contracts as of March 31, 1997 were as follows:

                                                                  Unrealized
                                                Expiration       Appreciation
                                                   Date         (Depreciation)
                Foreign Currency Purchased

                Chf          6,478,335          April 1997       $    12,438
                DM           7,502,802          April 1997            13,502
                Pound
                Sterling     2,736,810          April 1997             5,463

                Total (US$ Commitment--$13,498,000)                   31,403
                                                                 -----------

                Foreign Currency Sold

                A$          16,369,374          April 1997            45,237
                C$          12,328,804          April 1997            32,272
                Chf         13,457,724          April 1997          (165,529)
                DM          14,348,145          April 1997          (100,978)
                IEP          7,534,422          April 1997          (126,940)
                Lit     36,977,071,999          April 1997          (319,639)
                NZ$         45,577,569          April 1997           (27,255)
                Pound
                Sterling    11,457,400          April 1997          (572,469)

                Total (US$ Commitment--$123,232,210)              (1,235,301)
                                                                 -----------
                Total Unrealized Depreciation on
                Forward Foreign Exchange Contracts--Net          $(1,203,898)
                                                                 ===========

